COLONIAL SMALL CAP VALUE FUND, VARIABLE SERIES
                        (THE "SMALL CAP VALUE FUND")
                               CLASS B SHARES
      SUPPLEMENT TO THE PROSPECTUSES DATED MAY 1, 2005 (THE "PROSPECTUSES")

      The Prospectuses are hereby supplemented with the following information relating to hypothetical investment and expense information:

HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION

      The following supplemental hypothetical investment information provides additional information about the effect of the expenses of the Small Cap Value Fund, including investment advisory fees and other Fund costs, on the Fund's returns over a 10-year period. The chart shows the estimated expenses that would be charged on a hypothetical investment of $10,000 in Class B of the Fund assuming a 5% return each year, the hypothetical year-end balance before expenses and the cumulative return after fees and expenses. The chart also assumes that the annual expense ratio stays the same throughout the 10-year period and that all dividends and distributions are reinvested. The annual expense ratio used for the Small Cap Value Fund, which is the same as that stated in the Annual Fund Operating
Expenses table, is reflected in the chart and is net of fee waivers or expense reimbursements. Your actual costs may be higher or lower.

COLONIAL SMALL CAP VALUE FUND, VARIABLE SERIES - B

                              ANNUAL EXPENSE RATIO
                                      1.22%

                      CUMULATIVE RETURN  HYPOTHETICAL YEAR-END                           HYPOTHETICAL YEAR   ANNUAL
                       BEFORE FEES AND      BALANCE BEFORE         CUMULATIVE RETURN     END BALANCE AFTER  FEES AND
YEAR                       EXPENSES        FEES AND EXPENSES    AFTER FEES AND EXPENSES  FEES AND EXPENSES  EXPENSES
 1                           5.00%            $10,500.00                 3.78%               $10,378.00     $  124.31
 2                          10.25%            $11,025.00                 7.70%               $10,770.29     $  129.00
 3                          15.76%            $11,576.25                11.77%               $11,177.41     $  133.88
 4                          21.55%            $12,155.06                16.00%               $11,599.91     $  138.94
 5                          27.63%            $12,762.82                20.38%               $12,038.39     $  144.19
 6                          34.01%            $13,400.96                24.93%               $12,493.44     $  149.64
 7                          40.71%            $14,071.00                29.66%               $12,965.69     $  155.30
 8                          47.75%            $14,774.55                34.56%               $13,455.79     $  161.17
 9                          55.13%            $15,513.28                39.64%               $13,964.42     $  167.26
 10                         62.89%            $16,288.95                44.92%               $14,492.28     $  173.59

TOTAL GAIN BEFORE FEES AND EXPENSES           $ 6,288.95
TOTAL GAIN AFTER FEES AND EXPENSES                                                           $ 4,492.28
TOTAL ANNUAL FEES AND EXPENSES                                                                              $1,477.28



                                                                   June 30, 2005